                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ Edwin L. Artzt
                                     -----------------------------------------
                                     Edwin L. Artzt
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ James L. Broadhead
                                     ------------------------------------------
                                     James L. Broadhead
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ Edward H. Budd
                                     ------------------------------------------
                                     Edward H.Budd
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ R. Eugene Cartledge
                                     ------------------------------------------
                                     R. Eugene Cartledge
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ Mary Johnston Evans
                                     ------------------------------------------
                                     Mary Johnston Evans
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                      /s/ George M.C. Fisher
                                      -----------------------------------------
                                      George M.C. Fisher
                                      Director
                                      Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ David R. Goode
                                     ------------------------------------------
                                     David R. Goode
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.


                                      /s/ Gerald Grinstein
                                      -----------------------------------------
                                      Gerald Grinstein
                                      Director
                                      Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ John F. Smith, Jr.
                                     ------------------------------------------
                                     John F. Smith, Jr.
                                     Director
                                     Delta Air Lines, Inc.

                                POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 1 million additional shares of Delta Common Stock, par value $1.50 per share, to be issued under the Comair Savings and Investment Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2001.



                                     /s/ Andrew J. Young
                                     ------------------------------------------
                                     Andrew J. Young
                                     Director
                                     Delta Air Lines, Inc.